As filed with the Securities and Exchange Commission on June 7, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2012

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2012	3

President’s Letter

Dear Shareholder:

On behalf of the team at DoubleLine, I am pleased to deliver the first Semi-Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) covering the period from January 27, 2012 (inception) through March 31, 2012. On the following pages, you will find specific information regarding the Fund’s operations and holdings. Since the Fund was launched on January 27, 2012, the reporting period is approximately two months. Over the coming months, please visit our website at www.doubleline.com as we will provide periodic updates regarding the Fund’s portfolio composition. DoubleLine continues to strive to deliver superior risk-adjusted returns while working to avoid crossing the double line of risk on the road to successful investing.

Performance:

For the period from January 27, 2012 (inception) to March 31, 2012, the Fund’s total return based on the net asset value (“NAV”) was 1.50%, which outperformed the Barclays’ Capital U.S. Aggregate Bond Index by 1.71% (1.50% versus -0.21%). On a market price basis, the Fund’s total return was 3.14%. During this short two-month reporting period, the team was opportunistically adding new positions in the portfolio and continued to reduce the overall cash position. The Fund’s outperformance generally can be attributed to the outperformance of both the Agency and non-Agency sectors of the portfolio. The Agency sector was up slightly in price with a majority of the returns due to the high income generated by this sector. The non-Agency sector benefitted from consistent price gains over this time period with both prime and alt-A collateral performing well. The non-Agency securities have continued to generate high income due to their lower dollar prices.

Markets:

Throughout the first quarter of 2012, the mortgage-backed securities (MBS) market experienced the sale of over $18 billion of non-Agency MBS by Maiden Lane II, LLC, which was formed by the Federal Reserve to purchase a portfolio of residential mortgage-backed securities (RMBS) from the securities lending portfolio of several regulated U.S. insurance subsidiaries of American International Group Inc. (AIG). In addition, the Federal Housing Administration (FHA) introduced a new streamlined refinance program, while the Treasury was busy introducing new versions of homeowner loan modification programs, known in the market as HAMP 2.0 and HARP 2.0. During the quarter, talk of another round of quantitative easing (which the market is calling QE3) was back on the table as a discussion topic as well.

There was also an unprecedented 49 state Attorneys General lawsuit settlement that amounted to over $25 billion in fines. Other than speculation, there were no details released about the settlement during the quarter, until March 15th when information was revealed. It appears that some of the concerns about this settlement voiced by investors seemed to be evident in the details, including the potential use of investor funds to pay the fines levied against the banks. The banks will only be paying out $5 billion of the $25 billion settlement in cash while doing modifications for the bulk of the $20 billion remainder. Therefore, if a bank reduces the principal balance of a mortgage by $100 for example, that sum would get credited toward the bank’s fine. If the bank reduces principal on a loan serviced for others (typically for a non-Agency security), however, they would receive a $45 credit toward their fine. To investors—who played no part in the legal conversation or had any responsibility for the robo-signing fiasco that the settlement addresses—this credit is akin to paying with actual investor funds. Thus, investors are viewing this settlement as another bank bailout.

4	DoubleLine Opportunistic Credit Fund

Agency MBS

The first quarter of 2012 was a period where Treasury rates rose and “risk-on” assets outperformed. As a result, the Barclays Capital U.S. MBS Index had a return of 0.57%. The mortgage sector outperformed the U.S. Treasury index, but underperformed the Corporate index. The price component of the mortgage sector return was -0.11%. The Freddie Mac (FHLMC) and Fannie Mae (FNMA) sectors slightly outperformed the Ginnie Mae (GNMA) sector. All of these sectors were influenced in various ways by changes with regards to prepayments. For FNMA and FHLMC, they are now showing the effects of HARP 2.0 at faster speeds. The GNMA sector is dealing with the upcoming changes by the Federal Housing Administration (FHA) for Mortgage Insurance Premiums (MIP). In our view, the proposed changes may make older vintage FHA loans more likely to refinance and newer FHA loans less likely to refinance.

Non-Agency MBS

The non-Agency MBS market has continued to perform well and shrink at the same time, although month-over-month (MoM) the indices seemed to trade off. For the first quarter, index prices had performed very well in comparison with their starting points, with the ABX 06-2 AAA Index having closed out 2011 at 43.47 and the ABX 07-1 AAA Index closing out 2011 at 32.48. The ABX 06-2 AAA Index closed February at 51.65 and closed March lower at 49.54, while the ABX 07-1 AAA Index closed February at 39.64 and also closed March lower at 38.84.

By way of further comparisons, the PrimeX Fixed-Rate Mortgage (FRM) 1 Index ended 2011 at 102.79 and the PrimeX FRM 2 Index closed out 2011 at 90.62. Even with the March sell off, there has been overall improvement in both of these indices. The PrimeX FRM 1 Index closed February at 106.54 and closed March at 106.20, while the PrimeX FRM 2 Index closed February at 97.92 and closed March at 97.46.

The volume of non-Agency supply for the month of March was impressive. Even though Maiden Lane II had finished its auction of mortgage paper in February, the strong results and equally strong demand for the product continued in March. Volume mostly came from a few European and domestic bank liquidations. With the overall improvement in pricing, it appears that the time for some of these investors to exit the market has arrived.

On behalf of the team at DoubleLine, we thank you for your support of the Fund. We value the trust you have placed in us and if you have any questions please do not hesitate to call 877-DLINE11 (354-6311).

Sincerely,

Ronald R. Redell

Chairman of the Board of Trustees

May 1, 2012

As the Fund is newly organized, its shares have limited history of operations and public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doubleline.com/opp-credit-fund-overview.php or by calling the Funds’ shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

Semi-Annual Report	March 31, 2012	5

President’s Letter  (Cont.)

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doubleline.com/opp-credit-fund-overview.php.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security or index presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Index Definitions:

One cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays Capital U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

ABX Index—This index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

PrimeX—This index is a synthetic credit default swap (CDS) index which references non-Agency, prime residential mortgage-backed securities (RMBS). There are 20 prime RMBS deals referenced from the 2005, 2006, and 2007 vintages. The vintages separate the PrimeX into four sub indices by cut-off dates and collateral type. The PrimeX Fixed-Rate Mortgage (FRM) 1 and FRM 2 are two of these sub indices that contain specific underlying collateral and vintage types.

6	DoubleLine Opportunistic Credit Fund

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS 39.5%

	Adjustable Rate Mortgage Trust,
$5,430,783	Series 2006-1-2A1	3.23%	#	03/25/2036	3,196,431

	BCAP LLC Trust,
5,269,567	Series 2010-RR6-2216	5.00%	#^	06/26/2036	2,298,348
4,000,000	Series 2010-RR6-6A2	6.50%	#^	07/28/2037	2,917,532

	Citicorp Mortgage Securities, Inc.,
1,875,000	Series 2006-2-IA14	5.50%		04/25/2036	1,595,053

	Citigroup Mortgage Loan Trust, Inc.,
2,659,789	Series 2006-8-A4	19.00%	#^ I/F	10/25/2035	3,431,128
5,860,374	Series 2010-9-4A3	7.80%	#^	09/25/2035	4,471,767

	Citimortgage Alternative Loan Trust,
7,549,291	Series 2007-A4-IA6	5.75%		04/25/2037	5,251,098
6,101,171	Series 2007-A6-IA16	6.00%		06/25/2037	4,453,116

	Countrywide Alternative Loan Trust,
4,274,933	Series 2005-85CB-2A5	1.34%	#	02/25/2036	2,706,725
902,798	Series 2005-85CB-2A6	20.75%	# I/F	02/25/2036	1,141,028

	Countrywide Home Loans,
9,787,747	Series 2006-HYB1-3A1	2.88%	#	03/20/2036	5,082,361

	Credit Suisse Mortgage Capital Certificates,
7,242,313	Series 2006-5-3A3	6.50%		06/25/2036	3,713,811

	First Horizon Asset Securities, Inc.,
5,033,754	Series 2007-AR3-2A2	6.22%	#	11/25/2037	3,996,556

	Indymac Mortgage Loan Trust,
4,254,138	Series 2005-AR1-2A1	5.07%	#	11/25/2035	3,319,629
4,500,000	Series 2007-FLX1-A2	0.42%	#	02/25/2037	3,691,379

	JP Morgan Alternative Loan Trust,
5,036,654	Series 2006-S1-2A5	5.50%		02/25/2021	4,420,439

	JP Morgan Research Trust,
6,000,000	Series 2011-1-1A10	8.56%	#^	12/26/2036	3,618,600
7,897,690	Series 2011-1-2A10	7.22%	#^	06/26/2037	5,015,823

	Lehman Mortgage Trust,
7,591,643	Series 2007-10-1A1	6.00%		01/25/2038	6,917,981

	Lehman XS Trust,
4,194,125	Series 2005-2-1A2	0.59%	#	08/25/2035	3,217,934

	Nomura Resecuritization Trust,
5,023,133	Series 2010-2RA-A2	5.50%	^	01/26/2036	3,842,697

	Residential Accredit Loans, Inc.,
4,650,091	Series 2005-AS14-3A1	6.00%		09/25/2035	3,749,231
4,811,363	Series 2006-QS10-A1	6.00%		08/25/2036	3,200,516
9,878,773	Series 2006-QS7-A3	6.00%		06/25/2036	6,550,670
9,999,700	Series 2007-QS3-A1	6.50%		02/25/2037	6,478,330
4,446,325	Series 2007-QS6-A1	0.57%	#	04/25/2037	2,103,276
1,012,895	Series 2007-QS6-A2	53.57%	# I/F	04/25/2037	2,308,614

	Residential Asset Securities Corporation,
3,475,552	Series 2006-EMX2-A2	0.44%	#	06/25/2035	2,907,831
6,000,000	Series 2006-EMX6-A3	0.39%	#	07/25/2036	3,947,973

	Residential Asset Securitization Trust,
9,728,077	Series 2007-A2-1A2	6.00%		04/25/2037	7,469,126
4,470,123	Series 2007-A7-A1	6.00%		07/25/2037	3,250,186

	Residential Funding Mortgage Securities Trust,
3,795,294	Series 2007-S2-A4	6.00%		02/25/2037	3,281,343
4,693,434	Series 2007-S6-1A10	6.00%		06/25/2037	3,741,817

	Structured Adjustable Rate Mortgage Loan Trust,
4,868,726	Series 2006-1-2A2	5.39%	#	02/25/2036	3,408,965

	Structured Asset Securities Corporation,
6,541,000	Series 2005-11H-A3	5.50%		06/25/2035	4,069,218

	Washington Mutual Mortgage Pass-Through Certificates,
7,438,850	Series 2006-8-A4	6.00%	#	10/25/2036	4,853,541

	Total Non-Agency Collateralized Mortgage Obligations (Cost $137,593,943)				139,620,073

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT/AGENCY MORTGAGE BACKED SECURITIES 17.5%

	Federal Home Loan Mortgage Corporation,
$14,165,424	Series 3314-SH	6.15%	# I/F I/O	11/15/2036	1,848,452
3,192,632	Series 3317-DS	14.40%	# I/F	05/15/2037	3,837,978
10,984,673	Series 3330-KS	6.31%	# I/F I/O	06/15/2037	1,495,568
10,089,253	Series 3382-SU	6.06%	# I/F I/O	11/15/2037	1,301,383
9,305,896	Series 3423-GS	5.41%	# I/F I/O	03/15/2038	1,089,812
14,363,515	Series 3815-ST	5.61%	# I/F I/O	02/15/2041	1,684,654
7,023,333	Series 3998-AZ	4.00%		02/15/2042	6,968,905
7,601,060	Series 4011-S	7.10%	# I/F	03/15/2042	7,472,792

	Federal National Mortgage Assocation,
18,540,736	Series 2011-114-S	5.76%	# I/F I/O	09/25/2039	2,294,585
11,497,710	Series 2007-20-S	6.50%	# I/F I/O	03/25/2037	1,636,061
13,211,704	Series 2007-40-SA	5.86%	# I/F I/O	05/25/2037	1,743,410
6,042,675	Series 2007-48-SE	5.86%	# I/F I/O	05/25/2037	725,385
9,458,367	Series 2007-64-LI	6.32%	# I/F I/O	07/25/2037	1,308,953
12,056,765	Series 2008-68-SB	5.86%	# I/F I/O	08/25/2038	1,416,122
10,588,284	Series 2009-111-SE	6.01%	# I/F I/O	01/25/2040	1,376,850
8,402,033	Series 2009-47-SA	5.86%	# I/F I/O	07/25/2039	1,092,848
7,289,683	Series 2009-48-WS	5.71%	# I/F I/O	07/25/2039	820,089
14,710,261	Series 2009-91-SD	5.91%	# I/F I/O	11/25/2039	1,904,952
14,802,082	Series 2010-39-SL	5.43%	# I/F I/O	05/25/2040	1,785,247
15,683,675	Series 2010-40-EI	4.50%	I/O	05/25/2024	1,033,015
14,437,618	Series 2011-5-PS	6.16%	# I/F I/O	11/25/2040	1,862,298
7,023,333	Series 2012-15-PZ	4.00%		03/25/2042	6,984,573
2,436,042	Series 2012-16-BS	41.56%	# I/F	03/25/2042	3,388,811
4,013,333	Series 2012-22-AZ	4.00%		03/25/2042	4,142,314
14,500,000	Series 2012-29-SG	5.75%	# I/F I/O	04/25/2042	1,749,063

	Government National Mortgage Association,
6,385,020	Series 2010-98-IA	5.95%	I/O	03/20/2039	885,922

	Total US Government/Agency Mortgage Backed Securities (Cost $60,082,752)				61,850,042

SHORT TERM INVESTMENTS 45.0%
25,000,000	Federal Home Loan Discount Note	0.00%		04/04/2012	24,999,854
10,000,000	Federal Home Loan Discount Note	0.00%		04/09/2012	9,999,833
38,000,000	Federal Home Loan Discount Note	0.00%		04/13/2012	37,998,987
25,000,000	Federal Home Loan Discount Note	0.00%		04/20/2012	24,999,076
20,000,000	Federal Home Loan Discount Note	0.00%		04/25/2012	19,999,200
25,000,000	Freddie Mac Discount Note	0.00%		04/16/2012	24,999,167
15,879,914	Fidelity Institutional Government Portfolio	0.01%	♦		15,879,914

	Total Short Term Investments (Cost $158,876,031)				158,876,031

	Total Investments 102.0% (Cost $356,552,726)				360,346,146
	Liabilities in Excess of Other Assets (2.0)%				(7,073,721)

	NET ASSETS 100.0%				$353,272,425

PORTFOLIO HOLDINGS as % of Net Assets
Short Term Investments	45.0%
Non-Agency Collateralized Mortgage Obligations	39.5%
US Government/Agency Mortgage backed Securities	17.5%
Other Assets and Liabilities	(2.0)%

100.0%

See Accompanying Notes	Semi-Annual Report	March 31, 2012	7

Schedule of Investments  DoubleLine Opportunistic Credit Fund  (Contd.)

#	Variable rate security. Rate disclosed as of March 31, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2012, the value of these securities amounted to $25,595,895 or 7.2% of net assets.
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates
I/O	Interest only security
♦	Seven-day yield as of March 31, 2012

8	DoubleLine Opportunistic Credit Fund	See Accompanying Notes

Statement of Assets and Liabilities	(Unaudited) March 31, 2012

ASSETS
Investments in Securities, at Value*	$201,470,115
Short-term Securities*	158,876,031
Cash	360,739
Interest and Dividends Receivable	1,397,628
Prepaid Expenses and Other Assets	8,157
Total Assets	362,112,670

LIABILITIES
Payable for Investments Purchased	8,375,473
Investment Advisory Fees Payable	285,288
Administration Fees Payable	102,618
Accrued Expenses	66,424
Registration Fees Payable	6,299
Transfer Agent Expenses Payable	4,143
Total Liabilities	8,840,245
Net Assets	$353,272,425

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$147
Additional Paid-in Capital	349,478,858
Undistributed Net Investment Income	—
Net Unrealized Appreciation on Investments in Securities	3,793,420
Net Assets	$353,272,425

*Identified Cost:
Investments in Securities	$197,676,695
Short-term Securities	$158,876,031

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,708,303
Net Asset Value per share	$24.02

See Accompanying Notes	Semi-Annual Report	March 31, 2012	9

Statement of Operations	(Unaudited) For the Period Ended March 31, 2012[1]

INVESTMENT INCOME
Income:
Interest	$2,246,130
Total Investment Income	2,246,130
Expenses:
Investment Advisory Fees	540,677
Administration, Fund Accounting and Custodian Fees	102,618
Professional Fees	36,253
Shareholder Reporting Expenses	25,193
Trustees’ Fees and Expenses	16,843
Registration Fees	6,299
Transfer Agent Expenses	4,143
Insurance Expenses	2,950
Miscellaneous Expenses	2,514
Total Expenses	737,490

Net Investment Income	1,508,640

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net Change in Unrealized Appreciation of Investments in Securities	3,793,420
Net Realized and Unrealized Gain on Investments	3,793,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,302,060

[1]	The Fund commenced operations on January 27, 2012.

10	DoubleLine Opportunistic Credit Fund	See Accompanying Notes

Statement of Changes in Net Assets	(Unaudited) For the Period Ended March 31, 2012[1]

OPERATIONS
Net Investment Income	$1,508,640
Net Change in Unrealized Appreciation of Investments	3,793,420
Net Increase in Net Assets Resulting from Operations	5,302,060

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(1,508,640)
Return of Capital	(947,367)

Total Distributions to Shareholders	(2,456,007)

NET SHARE TRANSACTIONS
Increase in Net Assets Resulting from Net Share Transactions	350,426,372

Total Increase in Net Assets	$353,272,425

NET ASSETS
Beginning of Period	$—
End of Period	$353,272,425

Undistributed Net Investment Income	$—

[1]	The Fund commenced operations on January 27, 2012.

See Accompanying Notes	Semi-Annual Report	March 31, 2012	11

Financial Highlights	(Unaudited) For the Period Ended March 31, 2012[1]

Net Asset Value, Beginning of Period[6]	$23.83

Income from Investment Operations:
Net Investment Income[3]	0.11
Net Gain on Investments (Realized and Unrealized)	0.25
Total from Investment Operations	0.36

Less Distributions:
Distributions from Net Investment Income	(0.11)
Return of Capital	(0.06)
Total Distributions	(0.17)

Net Asset Value, End of Period	$24.02
Market Price, End of Period	$25.61
Total Investment Return[4,5]	3.14%

Supplemental Data:
Net Assets, End of Period (000’s)	$353,272
Ratios to Average Net Assets:
Expenses[2]	1.36%
Net Investment Income[2]	2.78%
Portfolio Turnover Rate	1.26%

[1]	The Fund commenced operations on January 27, 2012.
[2]	Annualized.
[3]	Calculated based on average shares outstanding during the period.
[4]

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[5]	Not Annualized.
[6]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.

12	DoubleLine Opportunistic Credit Fund	See Accompanying Notes

Notes to Financial Statements	(Unaudited) March 31, 2012

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard input”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2012, the Fund did not hold securities fair valued by the Valuation Committee.

The end of period timing recognition is used for the significant transfers between levels of the Fund’s assets and liabilities.

Semi-Annual Report	March 31, 2012	13

Notes to Financial Statements (Cont.)	(Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 20121:

Valuation Inputs
Investments in Securities
Level 1
Money Market Funds	$15,879,914
Total Level 1	15,879,914
Level 2
Non-Agency Collateralized Mortgage Obligations	139,620,073
Other Short Term Investments	142,996,117
US Government / Agency Mortgage Backed Securities	61,850,042
Total Level 2	344,466,232
Level 3	—
Total	$360,346,146

See	the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no significant transfers into and out of Level 1, 2, and 3 during the period ended March 31, 2012.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of a the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer, of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

14	DoubleLine Opportunistic Credit Fund

(Unaudited)

March 31, 2012

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings).

4.  Purchases and Sales of Securities

For the period January 27, 2012 (commencement of operations) to March 31, 2012, purchases and sales of investments, excluding short-term securities, were $196,805,873 and $1,311,999, respectively. There were no transactions in U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information and Distributions to Shareholders

The cost basis of investments for federal income tax purposes at March 31, 2012 was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments as the Fund does not have a full fiscal year):

Tax Cost of Investments	$356,552,726
Gross Tax Unrealized Appreciation	4,343,392
Gross Tax Unrealized Depreciation	(549,972)
Net Tax Unrealized Appreciation	$3,793,420

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Shares	Amount
Shares Sold	14,706,628	$350,385,621
Reinvested Dividends	1,675	40,751
	14,708,303	$350,426,372
Beginning Shares	—
Ending Shares	14,708,303

7.   Trustees’ Fees

Trustees who are not affiliated with the Adviser received, as a group, fees and expenses of $25,011 from the Fund since the Fund’s inception on January 27, 2012. Certain trustees and officers of the Fund are also officers of the Adviser.

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Semi-Annual Report	March 31, 2012	15

Notes to Financial Statements (Cont.)	(Unaudited)

•	issuer non-diversification risk: The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	derivatives risk: Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

9.  Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “ Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the disclosure implications of ASU 2011-04 on the financial statements.

16	DoubleLine Opportunistic Credit Fund

(Unaudited)

March 31, 2012

10.  Litigation Settlement

The litigation between Trust Company of the West (“TCW”), the Adviser and certain employees of the Adviser who were former employees of TCW or its affiliates, has been fully settled. The parties agreed to the dismissal of all claims. The Fund was not a party to the litigation. The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2012	17

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited)

At the August 24-25, 2011 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Opportunistic Credit Fund (the “Fund”), the Board of Trustees, including the Independent Trustees voting separately, approved an Investment Management Agreement (the “Agreement”) between the Fund and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Independent Trustees and the Fund.

The Trustees considered a wide range of materials, including information previously or contemporaneously provided to the Trustees in connection with the approval of advisory contracts between the Adviser and five of the series of DoubleLine Funds Trust (together with the Fund, the “DoubleLine Funds Complex”): DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Low Duration Bond Fund (collectively, the “DoubleLine Funds”; the composition and number of the Independent Trustees of the Board are the same as the Independent Trustees of the Board of Trustees of DoubleLine Funds Trust). The Trustees’ determination to approve the Agreement was based on a comprehensive evaluation of all of the information provided to them. The Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors.

In the process of considering the approval of the Agreement, the Trustees considered information regarding, for example, the proposed portfolio management team and the experience of the members of the team, the team’s anticipated investment strategy, and other information relating to the nature, extent, and quality of services to be provided by the Adviser. The Trustees also considered the detailed compliance policies and procedures developed by the Adviser and the Adviser’s commitment to the compliance process.

The Trustees noted that the Fund had not commenced operations at the time of the Meeting and had no historical investment performance. However, the Trustees considered the expertise of the Fund’s proposed portfolio management team generally, the performance of the other DoubleLine Funds to date, the performance of funds or accounts managed by the portfolio managers while employed by their previous employer., and the possible effect that adding an additional fund to the DoubleLine Funds Complex could have on the capacities of the portfolio managers. The Trustees considered the financial position of the Adviser. The Trustees also considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the other key personnel that would be involved in the day-to-day activities of the Fund. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the investment management services to be provided appeared likely to be satisfactory and reliable.

The Trustees noted that the Fund’s proposed management fee under the Agreement was higher than that charged by most comparable closed-end mutual funds against which the Trustees compared the Fund’s proposed fee. In that regard, the Trustees noted that, although the proposed fee was in the fourth comparative quartile of the comparison group reviewed, it was not the highest advisory fee paid by comparable funds, and the proposed fee was consistent with the Trustees’ view that the Adviser should be well compensated in light of its expertise and historical performance record, including the historical performance of certain portfolio managers at their previous employer. The Trustees noted also the Adviser’s representations that the services to be provided to the Fund were “premium” quality services and that the fee to be paid by the Fund is the lowest fee level the Adviser currently charges in return for managing investment strategies that are substantially the same as the Fund’s, which was reflected in the Adviser’s Form ADV Part 2A. The Trustees also considered the Adviser’s representation that the Fund was intended to provide to retail investors many of the advantages of an investment in a DoubleLine private fund open only to investors meeting certain qualifications with an investment strategy similar to the Fund’s. The Trustees further considered that the proposed fee rate was intended to provide revenues comparable to or lower than those paid to DoubleLine by the private fund. The Trustees also considered, among other things, the Adviser’s agreement to reimburse certain substantial organizational and offering expenses in connection with the Fund’s initial public offering.

The Trustees discussed the estimated overall profitability of the Adviser from managing the Fund, including the assumptions used developing that estimate (including, for example, the estimated size of the offering), as well as the direct and indirect benefits to the Adviser from managing the Fund. The Trustees considered the Adviser’s representation that it would be bearing a large sum of expenses related to the organization and offering of the Fund, and that, although those expenses were not strictly expenses of providing investment management services, they would reduce the profitability of the Fund to the Adviser for a number of years. The Trustees also noted that, although the level of profitability of the management fee to the Adviser may be relatively high using certain assumptions, they did not consider the level of profitability inappropriate in light of the Adviser’s expertise and performance and the entrepreneurial risk it had taken and would continue to undertake in the organization and offering of the Fund.

On the basis of these considerations, the Trustees determined to approve the Agreement for the proposed initial term.

18	DoubleLine Opportunistic Credit Fund

Information About Proxy Voting	(Unaudited)

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30, 2012 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About The Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on DoubleLine’s website. The disclosure will be made by posting the annual, semi-annual and Form N-Q regulatory filings on the DoubleLine Funds’ website.

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	March 31, 2012	19

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

20	DoubleLine Opportunistic Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

ABAX Brokerage Services LLC

88 Pine Street

Suite 2430

New York, NY 10005

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)    Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      DoubleLine Opportunistic Credit Fund

By (Signature and Title)*      /s/ Ronald R. Redell

Ronald R. Redell, President

Date      June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Ronald R. Redell

Ronald R. Redell, President

Date      June 7, 2012

By (Signature and Title)*      /s/ Susan Nichols

Susan Nichols, Treasurer

Date      June 7, 2012

* Print the name and title of each signing officer under his or her signature.